UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-22047

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Global Dynamic Income Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., President Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2015

DATE OF REPORTING PERIOD: November 1, 2014 through April 30, 2015

Item 1. Report to Shareholders

CALAMOS®
INVESTMENTS

Global Dynamic Income Fund (CHW)

SEMIANNUAL REPORT APRIL 30, 2015

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Experience and Foresight

About Calamos Investments

For over 35 years, we have helped investors like you manage and build wealth to meet their long-term individual objectives by working to capitalize on the opportunities of the evolving global marketplace. We launched our first mutual fund in 1985 and our first closed-end fund in 2002. Today, we manage six closed-end funds. These include total-return oriented offerings, which seek current income, with increased emphasis on capital gains potential, and enhanced fixed income offerings, which pursue high current income from income and capital gains. Calamos Global Dynamic Income Fund (CHW) falls into this latter category. Please see page 5 for a more detailed overview of our closed-end offerings.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline, and by our conscientious research.

We believe an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered strategies that seek to participate in equity market upside and mitigate some of the potential risks of equity market volatility. Our investment process seeks to manage risk at multiple levels and draws upon our experience investing through multiple market cycles.

We have a global perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our view, this creates significant opportunities for investors. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Shareholders

JOHN P. CALAMOS, SR.

CEO and Global Co-CIO

Dear Fellow Shareholder:

Welcome to your semiannual report for the six-month period ended April 30, 2015. In this report, you will find commentary from the management team, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the Fund’s performance and positioning. I invite you to review not only the commentary for this Fund, but also to discuss with your financial advisor if there are other Calamos funds that could be suitable for your asset allocation.

Calamos Global Dynamic Income Fund (CHW) is an enhanced fixed income fund. We utilize dynamic asset allocation to pursue high current income, while also maintaining a focus on capital gains.

Distribution

During the period, the Fund provided a steady monthly distribution of $0.0700 per share. We believe the Fund’s current annualized distribution rate, which was 9.31%* on a market price basis as of April 30, 2015, was very competitive, given the low interest rates in many segments of the bond market. In our view, the Fund’s distributions illustrate the benefits of a multi-asset class approach and flexible allocation strategy.

We understand that many closed-end fund investors seek steady, predictable distributions instead of distributions that fluctuate. Therefore, this Fund has a level rate distribution policy. As part of this policy, we aim to keep distributions consistent from month to month, and at a level that we believe can be sustained over the long term. In setting the Fund’s distribution rate, the investment management team and the Fund’s Board of Trustees consider the interest rate, market and economic environment. We also factor in our assessment of individual securities and asset classes. (For additional information on our level rate distribution policy, please see “The Calamos Closed-End Funds: An Overview” on page 5 and “Level Rate Distribution Policy” on page 34.)

*	Current Annualized Distribution Rate is the Fund’s most recent distribution, expressed as an annualized percentage of the Fund’s current market price per share. The Fund’s 4/15/15 distribution was $0.0700 per share. Based on our current estimates, we anticipate that approximately $0.0700 is paid from ordinary income and that approximately $0.0000 represents a return of capital. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis, but should not be used for tax reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s level rate distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term capital gains and return of capital. When the net investment income and net realized short-term capital gains are not sufficient, a portion of the level rate distribution will be a return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. Distribution rate may vary.

CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	1

Letter to Shareholders

Market Environment

The MSCI World Index, a measure of stocks from developed markets, returned 5.38% for the six-month period. Growth stocks outperformed, with the MSCI World Growth Index gaining 7.49%. In the U.S., stocks extended their bull market run, with the S&P 500 Index advancing 4.40%. Investors also demonstrated a preference for growth stocks, with the Russell 3000 Growth Index returning 6.59%, versus the Russell 3000 Value Index, up 2.82%. Emerging market equities gained 4.04%, as measured by the MSCI Emerging Market Index.

Convertible securities, which combine attributes of stocks and fixed income securities, captured a substantial measure of the stock market’s gains. U.S. convertibles advanced 3.64%, as measured by the BofA Merrill Lynch All U.S. Convertibles ex-Mandatory Index, and global convertibles gained 4.11%, as measured by the BofA Merrill Lynch Global 300 Convertible Index. In the high yield bond market, the Credit Suisse High Yield Index advanced 1.33%.

These gains were earned despite headwinds related to energy prices, unrest in Ukraine, political wrangling in the euro zone, global growth rates and the potential impact of a strengthening dollar. In the U.S., unemployment continued to fall, the Federal Reserve maintained accommodative monetary policy, and corporate profits remained healthy. Outside the U.S., positive economic surprises in Europe and Japan boosted investor sentiment. Markets responded favorably to the European Central Bank’s decision to move forward with quantitative easing as well as to Japan’s concerted and coordinated efforts to promote economic recovery.

Our Use of Leverage**

We have the flexibility to utilize leverage in this Fund. Over the long term, we believe that the judicious use of leverage provides us with opportunities to enhance total return and support the Fund’s distribution rate. Leverage strategies typically entail borrowing at short-term interest rates and investing the proceeds at higher rates of return. During the reporting period, we believed the prudent use of leverage would be advantageous given the economic environment, specifically the low borrowing costs we were able to secure. Overall, use of leverage contributed favorably to the returns of the Fund, as the performance of the Fund’s holdings exceeded the cost of borrowing.

Consistent with our focus on risk management, we have employed techniques to hedge against a rise in interest rates. We have used interest rate swaps to manage the borrowing costs associated with the Fund’s use of leverage. Interest rate swaps allow us to “lock down” an interest rate we believe to be attractive.

**	Leverage creates risks that may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares, and fluctuations in the variable rates of the leverage financing.

The Fund has a non-fundamental policy that it will not issue preferred shares, borrow money, or issue debt securities with an aggregate liquidation preference and aggregate principal amount exceeding 38% of the Fund’s managed assets as measured immediately after the issuance of any preferred shares or debt. Prior to May 22, 2015, this leverage limitation was measured according to the Fund’s total assets.

2	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT

Letter to Shareholders

Although rates are at historically low levels across much of the fixed income market, experience has taught us that rates can rise quickly, in some cases, in a matter of months. We believe the Fund’s use of interest rate swaps is beneficial because it provides a degree of protection should a rise in rates occur. However, we will continue to assess the costs versus benefits of employing swaps as part of our leverage strategy.

Outlook

Our team is optimistic about the global markets. Although the U.S. economy grew slowly during the first quarter of the year—due in large measure to unseasonably cold weather and turmoil in the energy sector—we believe the U.S. can resume its steady expansion for the remainder of 2015, as energy prices stabilize, inflation remains contained, and the Federal Reserve maintains its accommodative stance. We also expect the global economy to expand in 2015, benefiting from ranging factors including central bank policy in the euro zone, Japan, and select emerging markets.

While we see opportunities among equities, convertibles and high yield securities, we are concerned about the potential risks associated with oversized allocations to traditional fixed-income securities, as history has shown that interest rates can rise quickly. We believe investors should work proactively with their financial advisors to ensure appropriate diversification, which may include convertibles strategies and liquid alternative strategies.

While we see a good deal of opportunity, this is an environment where active management, rigorous research and keen awareness of risk will be important drivers of success. We anticipate market volatility will persist as investors respond to the activities of central banks (particularly those of the Federal Reserve), as well as geopolitical uncertainties. We are confident that our disciplined, tested, and fundamentally driven approach will serve the Fund well.

In closing, I invite you to visit us at www.calamos.com. We’re continually updating our site with thought leadership, blogs and commentary designed to help you and your financial advisor decide which opportunities are most appropriate for you.

On behalf of all of us at Calamos Investments, I thank you for your trust. We are honored you have chosen us to help you pursue your investment goals.

Sincerely,

John P. Calamos, Sr.

CEO and Global Co-CIO

CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	3

Letter to Shareholders

Before investing, carefully consider a Fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The MSCI World Index is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. The MSCI World Growth Index captures large and mid cap securities exhibiting overall growth style characteristics across 23 developed markets countries. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide. The BofA Merrill Lynch All U.S. Convertibles Ex-Mandatory Index represents the U.S. convertible securities market excluding mandatory convertibles. The BofA ML Global 300 Convertible Index is a global convertible index composed of companies representative of the market structure of countries in North America, Europe and the Asia/Pacific region. The Credit Suisse High Yield Index is considered generally representative of the high-yield bond market. The MSCI EAFE Index measures developed market equity performance excluding the U.S. and Canada. Sources: Lipper, Inc.; Morningstar.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Fund is actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to the accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, that should be carefully considered prior to investing. This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio.

4	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT

The Calamos Closed-End Funds: An Overview

In our closed-end funds, we draw upon decades of investment experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while seeking to manage downside risk. We launched our first closed-end fund in 2002.

Closed-end funds are long-term investments. Most focus on providing monthly distributions, but there are important differences among individual closed-end funds. Calamos closed-end funds can be grouped into multiple categories that seek to produce income while offering exposure to various asset classes and sectors.

Portfolios Positioned to Pursue High Current Income from Income and Capital Gains	Portfolios Positioned to Seek Current Income, with Increased Emphasis on Capital Gains Potential

OBJECTIVE: U.S. ENHANCED FIXED INCOME	OBJECTIVE: GLOBAL TOTAL RETURN
Calamos Convertible Opportunities and Income Fund (Ticker: CHI) Invests in high yield and convertible securities, primarily in U.S. markets	Calamos Global Total Return Fund (Ticker: CGO) Invests in equities and higher-yielding convertible securities and corporate bonds, in both U.S. and non-U.S. markets

OBJECTIVE: U.S. TOTAL RETURN
Calamos Convertible and High Income Fund (Ticker: CHY) Invests in high yield and convertible securities, primarily in U.S. markets	Calamos Strategic Total Return Fund (Ticker: CSQ) Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in U.S. markets.

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME
Calamos Global Dynamic Income Fund (Ticker: CHW) Invests in global fixed income securities, alternative investments and equities	Calamos Dynamic Convertible and Income Fund (Ticker: CCD) Invests in convertibles and other fixed income securities

Our Level Rate Distribution Policy

Closed-end fund investors often look for a steady stream of income. Recognizing this, Calamos closed-end funds have a level rate distribution policy in which we aim to keep monthly income consistent through the disbursement of net investment income, net realized short-term capital gains and, if necessary, return of capital. We set distributions at levels that we believe are sustainable for the long term. Our team is focused on delivering an attractive monthly distribution, while maintaining a long-term focus on risk management. The level of the funds’ distributions can be greatly influenced by market conditions, including the interest rate environment. The funds’ distributions will depend on the individual performance of positions the funds hold, our view of the benefits of retaining leverage, fund tax considerations, and maintaining regulatory requirements.

For more information about any of these funds, we encourage you to contact your financial advisor or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

For more information on our level rate distribution policy, please see page 34.

CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	5

Investment Team Discussion

TOTAL RETURN* AS OF 04/30/15
Common Shares – Inception 6/27/07
	6 Months	1 Year	Since Inception**
On Market Price	5.01%	8.03%	3.07%
On NAV	4.68%	5.43%	4.84%

* Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.

** Annualized since inception.

SECTOR WEIGHTINGS
Information Technology	19.5%
Consumer Discretionary	15.3
Financials	14.5
Health Care	12.3
Industrials	10.7
Energy	9.1
Consumer Staples	5.7
Materials	4.3
Telecommunication Services	3.6
Utilities	1.4

Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

GLOBAL DYNAMIC INCOME FUND (CHW)

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation.

Calamos Global Dynamic Income Fund (CHW) is a global enhanced fixed-income offering that seeks to provide an attractive monthly distribution, with a secondary objective of capital appreciation. We believe it offers a diversified way to participate in the long-term potential of global markets.

In this portfolio, we are drawing upon our team’s experience in an array of asset classes. We utilize a highly flexible approach, and can invest in equities, convertible securities and high-yield securities. We also can employ alternative strategies such as covered call writing and convertible arbitrage. Through covered call writing, we seek to generate income by selling (“writing”) options on market indexes. In the convertible arbitrage strategy, we invest in convertible securities and short sell the convertibles’ underlying equities to generate income and hedge against risk.

We believe that this broad mandate enhances our ability to capitalize on market volatility, manage potential downside risks and generate more income versus traditional fixed income funds. The allocation to each asset class and strategy is dynamic, and reflects our view of the economic landscape as well as the potential of individual securities. By combining asset classes and strategies, we believe that we are well positioned to generate income and capital gains. The broader range of security types also provides us with increased opportunities to manage the risk and reward characteristics of the portfolio over full market cycles. We believe our exposure to the equity markets was beneficial to the overall performance of the Fund.

We invest in both U.S. and non-U.S. companies, with at least 40% of assets invested in non-U.S. companies. We emphasize companies with reliable debt servicing, respectable balance sheets, and sustainable prospects for growth. Regardless of a company’s country of domicile, we favor companies with geographically diversified revenue streams and global business strategies.

How did the Fund perform over the reporting period?

The Fund gained 4.68% on a net asset value (NAV) basis for the six-month period ended April 30, 2015. On a market price basis, the Fund returned 5.01%. As a comparison to the broader global fixed income and equity markets, the MSCI EAFE Index gained 7.06% and the MSCI World Index returned 5.38% during the period. The S&P 500 returned 4.40% during the period.

At the end of the reporting period, the Fund’s shares traded at an 8.33% discount to net asset value, improving from an 8.62% discount at the beginning of the period.

6	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT

Investment Team Discussion

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 04/30/15

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund’s management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

How do NAV and market price return differ?

Closed-end funds trade on exchanges, where the price of shares may be driven by factors other than the value of the underlying securities. The price of a share in the market is called market value. Market price may be influenced by factors unrelated to the performance of the fund’s holdings, such as general market sentiment or future expectation. A fund’s NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how well a manager capitalized on market opportunities. Because we believe closed-end funds are best utilized as a long-term holding within asset allocations, we believe that NAV return is the better measure of a Fund’s performance. However, when managing the Fund, we strongly consider actions and policies that we believe will optimize its overall price performance and returns based on market price.

Please discuss the Fund’s distributions during the semi-annual period.

We employ a level rate distribution policy within this Fund with the goal of providing shareholders with a consistent distribution stream. We currently distribute $0.0700 per share per month. The Fund’s annual distribution rate was 9.31% of market price as of April 30, 2015.

We believe that both the Fund’s distribution rate and level remained attractive and competitive, as low interest rates limited yield opportunities in much of the marketplace. For example, as of April 30, 2015, the dividend yield of the S&P 500 Index stocks averaged 1.99%. Yields also remained low within the U.S. government bond market, with the 10-year Treasury and the 30-year Treasury yielding 2.03% and 2.74%, respectively.

What factors influenced performance over the reporting period?

The Fund has the ability to invest in a range of strategies including convertible securities, high yield, U.S. equities, international equities, as well as convertible arbitrage. This enables us to participate in a myriad of opportunities on behalf of our shareholders. Given this flexibility, we were able to maintain our exposure to the equity markets through our convertible holdings, which allowed us to participate in the general upward trajectory of equities.

ASSET ALLOCATION AS OF 04/30/15

Fund asset allocations are based on total investments and may vary over time.

CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	7

Investment Team Discussion

In the U.S. equity sleeve, our selection and overweight within financials, particularly selection in asset managers, custody banks and regional banks were positive relative to the S&P 500 Index. In addition, our selection in technology, specifically in the hardware, storage and peripherals, was beneficial. Our selection in health care, particularly biotech and pharmaceuticals, impeded performance. Our slight overweight and selection in energy, notably oil and gas exploration and production, detracted. Our absolute return in health care was positive, albeit lower than the S&P 500 Index.

In the global equity sleeve, our selection in and overweight within utilities, the multi-utilities and electric utilities, as well as selection in and underweight within financials, specifically specialized financials, all proved helpful. From a geographic perspective, our underweight in Canada and emerging Asia served us well. Our overweight and selection within consumer discretionary, particularly automobile manufacturers, Internet retail, auto parts and equipment and cable and satellite, impeded performance. In addition, our selection and overweight in energy, especially oil and gas exploration, oil and gas equipment and services, also held back returns. Geographically, our overweight in the U.S. and underweight in Japan was not helpful.

In the international sleeve, our selection in and underweight in information technology, particularly home entertainment software, consulting and semiconductors were helpful. In addition, our selection and underweight in financials (diversified banks, asset managers and custody banks) were relatively positive. Geographically, our selection in Europe and South Africa benefitted performance. Conversely, our selections and underweight in health care (pharmaceuticals) and selection within consumer staples (brewers) underperformed relative to the Index. Geographically, our overweight in Latin America and Canada impeded relative performance.

The convertible arbitrage strategy benefited from rising equity prices as more value was gained on the long convertible than was lost on the short equity position over the six-month period. Two detractors for convertible arbitrage during the reporting period included the near-zero fed funds rate (no overnight interest received on cash from short equity positions) and widened credit spreads that exceeded the benefit from declining interest rates. The average high yield credit spread rose 34 basis points, or 0.34%, while the 5-Year Treasury yield fell 19 basis points.

How is the Fund positioned?

We believe large multinational companies with globally diversified revenues and access to capital are poised to capitalize on both secular and cyclical trends. In our estimation, valuations of global equities are selectively attractive, as investors continue to discount the growth of future cash flows. Equity and equity-sensitive securities continue to offer attractive risk-reward characteristics from a long-term perspective. We continue to pursue our strategic objective of participating in a significant portion of equity market upside while aiming to reduce volatility versus global equities over a complete market cycle.

The portfolio’s largest allocations, in absolute terms, are to the information technology, financials and consumer discretionary sectors. We believe that many information technology companies offer compelling fundamentals as well as participation in secular growth trends. We think that financial companies will do well in a rising-interest-rate environment. In regard to consumer discretionary, we believe that companies within the sector will be lifted by improving economic conditions.

8	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT

Investment Team Discussion

The Fund includes a blend of high-yield and investment-grade credits. We have taken a very selective approach to CCC-rated credits, currently less than 3% of the portfolio. Given our expectation that economic growth may feel stop-and-go, we believe it is particularly important to favor companies that offer the best prospects for reliable debt servicing.

The Fund was leveraged at 28% of total assets as of the end of the period, which we believe is a moderate amount. We currently borrow through floating rate bank debt and, given low borrowing rates, this has been beneficial to the performance of the Fund. In addition, we hedge some of our floating rate debt with interest rate swaps. This is a defensive strategy that mitigates the Fund’s overall exposure to a quick rise in short-term interest rates.

Do you have any closing thoughts for Fund shareholders?

We expect global equities to deliver additional gains in 2015 but we believe investors should anticipate periods of higher volatility as markets confront sluggish global growth, policy uncertainty, and fluctuations in currencies and commodities. We believe merger and acquisition and share buyback activity may provide a floor for market valuations, and support higher prices and investor demand for equities and equity-sensitive securities. Markets will continue to confront uncertainty as commodity prices fluctuate and geopolitical events and global growth fears linger.

Convertible securities have tended to perform well in a slow-growth environment, when stocks are rising and interest rates are increasing slowly. Convertibles can also benefit from market volatility, as their embedded option can become more valuable. Because convertibles combine equity and fixed income characteristics, they offer the opportunity for upside equity participation with potential downside protection when equity markets decline. Against this backdrop, we believe the benefits of convertible securities are especially pronounced.

CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	9

Schedule of Investments    April 30, 2015 (Unaudited)

PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (27.9%)
	Consumer Discretionary (5.8%)
600,000	Altice, SA* 7.750%, 05/15/22	$607,500
200,000	Argos Merger Sub, Inc.*µ 7.125%, 03/15/23	210,500
1,046,000	Century Communities, Inc.µ 6.875%, 05/15/22	1,035,540
556,000	Cooper Tire & Rubber Companyµ 8.000%, 12/15/19	631,755
4,180,000	Dana Holding Corp.µ 6.750%, 02/15/21	4,433,412
	DISH DBS Corp.µ
1,520,000	5.875%, 07/15/22	1,536,150
1,480,000	5.125%, 05/01/20	1,498,500
900,000	Dufry Finance, SCA*µ 5.500%, 10/15/20	938,813
800,000	FCA US, LLCµ 8.000%, 06/15/19	837,160
500,000	GameStop Corp.*µ^ 5.500%, 10/01/19	517,188
959,000	Golden Nugget Escrow, Inc.*µ^ 8.500%, 12/01/21	1,011,745
	Goodyear Tire & Rubber Companyµ
4,714,000	8.250%, 08/15/20	4,990,947
1,000,000	7.000%, 05/15/22	1,096,250
	L Brands, Inc.µ
1,730,000	6.950%, 03/01/33	1,882,456
165,000	5.625%, 02/15/22	180,675
2,000,000	Liberty Interactive, LLCµ 8.500%, 07/15/29	2,243,750
	Meritage Homes Corp.µ
1,367,000	7.000%, 04/01/22	1,471,234
800,000	7.150%, 04/15/20	870,500
800,000	Numericable Group, SA*µ 6.000%, 05/15/22	819,000
862,000	Outerwall, Inc.µ 6.000%, 03/15/19	850,686
600,000	Reliance Intermediate Holdings, LP* 6.500%, 04/01/23	631,125
1,710,000	Royal Caribbean Cruises, Ltd.µ^ 7.500%, 10/15/27	2,018,869
960,000	Ryland Group, Inc.µ 5.375%, 10/01/22	982,200
1,000,000	Service Corp. Internationalµ 8.000%, 11/15/21	1,183,125
1,000,000	Time, Inc.*µ 5.750%, 04/15/22	983,125

		33,462,205

	Consumer Staples (0.2%)
330,000	Alphabet Holding Company, Inc. 7.750%, 11/01/17	329,588

PRINCIPAL AMOUNT		VALUE
836,000	Post Holdings, Inc.µ 7.375%, 02/15/22	$869,962

		1,199,550

	Energy (5.5%)
1,776,000	Atwood Oceanics, Inc.µ 6.500%, 02/01/20	1,743,810
	Berry Petroleum Company, LLCµ
1,500,000	6.375%, 09/15/22	1,237,500
350,000	6.750%, 11/01/20	295,094
400,000	Bill Barrett Corp.µ 7.000%, 10/15/22	357,000
830,000	Bonanza Creek Energy, Inc.µ 6.750%, 04/15/21	845,563
2,500,000	Calfrac Holdings, LP*µ 7.500%, 12/01/20	2,293,750
	Calumet Specialty Products Partners, LP
1,000,000	7.625%, 01/15/22µ	1,021,250
464,000	6.500%, 04/15/21	462,840
	Carrizo Oil & Gas, Inc.
750,000	7.500%, 09/15/20µ	793,125
425,000	6.250%, 04/15/23	433,234
1,828,000	Cimarex Energy Companyµ 5.875%, 05/01/22	1,949,105
1,200,000	Drill Rigs Holdings, Inc.* 6.500%, 10/01/17	1,041,750
900,000	Energy Transfer Equity, LPµ 5.875%, 01/15/24	950,062
2,503,000	Gulfmark Offshore, Inc.µ 6.375%, 03/15/22	1,977,370
513,000	Gulfport Energy Corp.µ 7.750%, 11/01/20	542,818
3,000,000	Linn Energy, LLCµ 7.750%, 02/01/21	2,574,375
	Oasis Petroleum, Inc.µ
1,940,000	6.500%, 11/01/21	1,953,337
1,250,000	6.875%, 01/15/23	1,275,000
1,410,000	Pacific Drilling, SA* 5.375%, 06/01/20	1,205,550
800,000	Petroleum Geo-Services, ASA*µ 7.375%, 12/15/18	754,500
	Rice Energy, Inc.
263,000	6.250%, 05/01/22µ^	265,630
175,000	7.250%, 05/01/23*	182,328
4,000,000	SEACOR Holdings, Inc.µ 7.375%, 10/01/19	4,115,000
750,000	Trinidad Drilling, Ltd.*µ 7.875%, 01/15/19	733,594
2,967,000	W&T Offshore, Inc.µ 8.500%, 06/15/19	2,130,677
700,000	Western Refining, Inc.µ 6.250%, 04/01/21	709,188

		31,843,450

10	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    April 30, 2015 (Unaudited)

PRINCIPAL AMOUNT		VALUE

	Financials (1.4%)
2,335,000	AON Corp.µ 8.205%, 01/01/27	$3,053,013
520,000	DuPont Fabros Technology, LPµ 5.875%, 09/15/21	540,800
360,000	First Cash Financial Services, Inc. 6.750%, 04/01/21	375,975
	Jefferies Finance, LLC*µ
694,000	6.875%, 04/15/22	664,071
600,000	7.375%, 04/01/20	594,000
2,600,000	Neuberger Berman Group, LLC*µ 5.875%, 03/15/22	2,797,587

		8,025,446

	Health Care (3.3%)
2,000,000	Alere, Inc.µ 6.500%, 06/15/20	2,107,500
1,810,000	Community Health Systems, Inc.µ 7.125%, 07/15/20	1,938,962
1,055,000	Crimson Merger Sub, Inc.* 6.625%, 05/15/22	938,291
2,000,000	Endo International, PLC*µ 7.000%, 07/15/19	2,085,000
1,500,000	Grifols Worldwide Operations, Ltd.* 5.250%, 04/01/22	1,544,063
2,520,000	Hologic, Inc.µ 6.250%, 08/01/20	2,620,800
4,000,000	Teleflex, Inc.µ 6.875%, 06/01/19	4,135,000
	Valeant Pharmaceuticals International, Inc.*µ
1,400,000	7.250%, 07/15/22	1,495,375
1,300,000	7.000%, 10/01/20	1,365,000
600,000	VPII Escrow Corp.*µ 6.750%, 08/15/18	636,750

		18,866,741

	Industrials (4.2%)
1,935,000	ACCO Brands Corp.µ 6.750%, 04/30/20	2,040,216
1,400,000	AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust*µ 5.000%, 10/01/21	1,504,125
1,300,000	Deluxe Corp.µ 6.000%, 11/15/20	1,378,812
688,000	Dycom Investments, Inc.µ 7.125%, 01/15/21	725,410
750,000	Garda World Security Corp.* 7.250%, 11/15/21	750,938
1,530,000	H&E Equipment Services, Inc.µ 7.000%, 09/01/22	1,606,500
	Icahn Enterprises, LPµ
1,286,000	5.875%, 02/01/22	1,331,814
720,000	6.000%, 08/01/20	760,050
175,000	4.875%, 03/15/19	178,281

PRINCIPAL AMOUNT		VALUE
980,000	Meritor, Inc.µ 6.750%, 06/15/21	$1,028,387
	Michael Baker International, LLC*µ
975,000	8.250%, 10/15/18	959,766
494,000	8.875%, 04/15/19	426,384
1,800,000	Navistar International Corp.µ 8.250%, 11/01/21	1,788,750
3,000,000	Rexel, SA*µ 6.125%, 12/15/19	3,131,250
1,020,000	Terex Corp.µ 6.000%, 05/15/21	1,035,937
1,400,000	United Continental Holdings, Inc.µ 6.375%, 06/01/18	1,497,125
4,000,000	United Rentals North America, Inc.µ 7.625%, 04/15/22	4,425,000

		24,568,745

	Information Technology (2.6%)
	Amkor Technology, Inc.µ
1,900,000	6.375%, 10/01/22	1,949,875
707,000	6.625%, 06/01/21	734,838
3,300,000	Belden, Inc.*µ 5.500%, 09/01/22	3,407,250
825,000	Cardtronics, Inc.*~ 5.125%, 08/01/22	821,391
2,000,000	Hughes Satellite Systems Corp.µ 7.625%, 06/15/21	2,237,500
1,000,000	Nuance Communications, Inc.*µ 5.375%, 08/15/20	1,015,000
500,000	NXP Semiconductors, NV* 5.750%, 02/15/21	534,688
1,210,000	Sungard Data Systems, Inc.µ 6.625%, 11/01/19	1,265,962
3,000,000	ViaSat, Inc.µ 6.875%, 06/15/20	3,193,125

		15,159,629

	Materials (2.5%)
1,800,000	ArcelorMittal, SA 6.000%, 08/05/20	1,888,875
	First Quantum Minerals, Ltd.*
517,000	7.000%, 02/15/21	481,133
517,000	6.750%, 02/15/20^	481,779
	FMG Resources*^
779,000	8.250%, 11/01/19	681,138
270,000	9.750%, 03/01/22	279,281
1,950,000	INEOS Group Holdings, SA*µ^ 6.125%, 08/15/18	1,999,969
	New Gold, Inc.*µ
3,000,000	7.000%, 04/15/20	3,133,125
750,000	6.250%, 11/15/22	742,031
420,000	Sealed Air Corp.*µ 5.250%, 04/01/23	440,213
	Trinseo Materials Operating, SCA
1,541,000	8.750%, 02/01/19^	1,635,756
1,300,000	6.750%, 05/01/22*†	1,321,125

See accompanying Notes to Schedule of Investments	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	11

Schedule of Investments    April 30, 2015 (Unaudited)

PRINCIPAL AMOUNT			VALUE
1,635,000		United States Steel Corp.µ^ 6.875%, 04/01/21	$1,647,263

			14,731,688

		Telecommunication Services (2.0%)
666,000		CenturyLink, Inc.µ 6.750%, 12/01/23	725,803
1,563,000		Frontier Communications Corp.µ 7.625%, 04/15/24	1,596,214
		Intelsat, SA
3,260,000		7.750%, 06/01/21µ	2,999,200
220,000		8.125%, 06/01/23	200,750
		Sprint Corp.µ
3,635,000		7.875%, 09/15/23	3,646,359
420,000		7.125%, 06/15/24	405,563
305,000		7.250%, 09/15/21	307,097
1,530,000		T-Mobile USA, Inc.µ 6.625%, 04/01/23	1,596,937

			11,477,923

		Utilities (0.4%)
1,050,000		AES Corp. 7.375%, 07/01/21	1,175,344
1,215,000		AmeriGas Finance Corp.µ 7.000%, 05/20/22	1,307,643

			2,482,987

		TOTAL CORPORATE BONDS (Cost $160,460,354)	161,818,364

CONVERTIBLE BONDS (30.6%)
		Consumer Discretionary (4.0%)
200,000,000	JPY	HIS Company, Ltd. 0.000%, 08/30/19	1,900,055
		Jarden Corp.µ^
2,415,000		1.125%, 03/15/34	2,795,628
1,900,000		1.500%, 06/15/19	2,634,170
4,000,000		Liberty Interactive, LLC (Time Warner Cable, Inc., Time Warner, Inc.)µ§ 0.750%, 03/30/43	5,793,280
1,550,000		Liberty Media Corp.^ 1.375%, 10/15/23	1,551,349
1,350,000		Priceline Group, Inc. 1.000%, 03/15/18	1,891,087
670,000		Standard Pacific Corp.µ 1.250%, 08/01/32	782,084
1,200,000	EUR	Steinhoff Finance Holding, GmbHµ 4.500%, 03/31/18	2,361,590
3,700,000		Tesla Motors, Inc.µ 1.250%, 03/01/21	3,424,479

			23,133,722

		Consumer Staples (0.9%)
44,000,000	HKD	Biostime International Holdings, Ltd.µ 0.000%, 02/20/19	5,428,430

PRINCIPAL AMOUNT			VALUE

		Energy (1.1%)
2,000,000		Chesapeake Energy Corp.~ 2.750%, 11/15/35	$2,009,110
800,000		Newpark Resources, Inc.µ 4.000%, 10/01/17	944,804
2,715,000		Whiting Petroleum Corp.* 1.250%, 04/01/20	3,236,348

			6,190,262

		Financials (5.0%)
		Ares Capital Corp.µ
2,300,000		4.750%, 01/15/18	2,421,739
1,278,000		5.750%, 02/01/16	1,318,282
3,750,000		AYC Finance, Ltd. 0.500%, 05/02/19	4,279,958
6,500,000	EUR	Azimut Holding, S.p.A.µ 2.125%, 11/25/20	9,214,393
1,600,000		HKEx International, Ltd. 0.500%, 10/23/17	2,995,228
1,100,000		IAS Operating Partnership, LP*µ 5.000%, 03/15/18	1,061,412
3,700,000	EUR	Industrivarden, ABµ 1.875%, 02/27/17	4,768,357
1,375,000		MGIC Investment Corp.µ^ 2.000%, 04/01/20	2,162,277
1,000,000		Starwood Property Trust, Inc.µ 4.550%, 03/01/18	1,088,375

			29,310,021

		Health Care (4.9%)
3,800,000		Anthem, Inc.µ 2.750%, 10/15/42	7,675,753
1,757,000		BioMarin Pharmaceutical, Inc.µ 1.500%, 10/15/20	2,469,068
1,805,000		Cepheidµ^ 1.250%, 02/01/21	2,008,757
966,000		Depomed, Inc.µ 2.500%, 09/01/21	1,328,849
950,000		Emergent Biosolutions, Inc.µ 2.875%, 01/15/21	1,125,484
190,000		Gilead Sciences, Inc.µ~ 1.625%, 05/01/16	838,860
1,600,000		Horizon Pharma Investment, Ltd.* 2.500%, 03/15/22	1,988,472
		Illumina, Inc.*µ^
2,100,000		0.000%, 06/15/19	2,340,188
2,000,000		0.500%, 06/15/21	2,321,450
455,000		Incyte Corp. 1.250%, 11/15/20	882,946
1,650,000		Isis Pharmaceuticals, Inc.* 1.000%, 11/15/21	1,792,486
1,000,000		Jazz Investments I, Ltd.*^ 1.875%, 08/15/21	1,198,305
1,080,000		Medidata Solutions, Inc.^ 1.000%, 08/01/18	1,266,160

12	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    April 30, 2015 (Unaudited)

PRINCIPAL AMOUNT			VALUE
		Molina Healthcare, Inc.µ
650,000		1.625%, 08/15/44	$771,407
241,000		1.625%, 08/15/44*	281,459

			28,289,644

		Industrials (1.3%)
593,000		Air Lease Corp.µ 3.875%, 12/01/18	870,492
2,300,000	GBP	Carillion Finance Jersey, Ltd. 2.500%, 12/19/19	3,724,723
230,000,000	JPY	Nidec Corp.µ 0.000%, 09/18/15	3,233,427

			7,828,642

		Information Technology (12.2%)
180,000,000	JPY	Alps Electric Company, Ltd.µ 0.000%, 03/25/19	2,486,871
2,000,000		AOL, Inc.*µ 0.750%, 09/01/19	2,023,030
3,000,000		Ciena Corp.*µ^ 3.750%, 10/15/18	3,907,005
1,000,000		Citrix Systems, Inc.*µ 0.500%, 04/15/19	1,068,800
4,900,000		Epistar Corp.µ 0.000%, 08/07/18	5,066,565
1,185,000		Euronet Worldwide, Inc.*µ 1.500%, 10/01/44	1,294,867
825,000		Finisar Corp. 0.500%, 12/15/33	835,044
2,000,000		Homeaway, Inc.^ 0.125%, 04/01/19	1,893,250
1,900,000		InvenSense, Inc.µ 1.750%, 11/01/18	1,840,958
1,500,000		Mentor Graphics Corp.µ^ 4.000%, 04/01/31	1,876,793
2,900,000		Microchip Technology, Inc.* 1.625%, 02/15/25	2,964,975
675,000		Novellus Systems, Inc.µ 2.625%, 05/15/41	1,484,983
2,650,000		NVIDIA Corp.µ 1.000%, 12/01/18	3,235,146
3,800,000		NXP Semiconductors, NV*µ^ 1.000%, 12/01/19	4,447,026
2,450,000		ON Semiconductor Corp.µ 2.625%, 12/15/26	3,056,767
1,520,000		Palo Alto Networks, Inc.*^ 0.000%, 07/01/19	2,178,798
300,000		Photronics, Inc. 3.250%, 04/01/16	311,379
2,000,000		Rovi Corp.* 0.500%, 03/01/20	1,943,450
3,800,000		Salesforce.com, Inc.µ^ 0.250%, 04/01/18	4,753,610
3,200,000		SanDisk Corp.µ^ 0.500%, 10/15/20	3,312,048

PRINCIPAL AMOUNT			VALUE
3,074,000		ServiceNow, Inc.µ 0.000%, 11/01/18	$3,695,686
		SunEdison, Inc.
2,618,000		0.250%, 01/15/20*µ	2,939,438
469,000		2.000%, 10/01/18	843,482
975,000		Synchronoss Technologies, Inc.µ^ 0.750%, 08/15/19	1,129,635
800,000		Take-Two Interactive Software, Inc.µ 1.000%, 07/01/18	1,002,780
		Twitter, Inc.*µ^
3,350,000		1.000%, 09/15/21	3,046,724
950,000		0.250%, 09/15/19	879,311
1,575,000		Workday, Inc.µ 0.750%, 07/15/18	1,988,367
410,000,000	JPY	Yaskawa Electric Corp. 0.000%, 03/16/17	5,086,780

			70,593,568

		Materials (1.2%)
2,400,000	EUR	Buzzi Unicem, S.p.A. 1.375%, 07/17/19	3,246,939
3,450,000		Cemex, SAB de CVµ^ 3.250%, 03/15/16	4,002,586

			7,249,525

		TOTAL CONVERTIBLE BONDS (Cost $166,133,638)	178,023,814

U.S. GOVERNMENT AND AGENCY SECURITY (0.1%)
300,000		United States Treasury Note~ 0.250%, 12/15/15 (Cost $299,926)	300,217

NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (7.3%)
		Consumer Discretionary (0.3%)
14,300		Fiat Chrysler Automobiles, NV 7.875%	1,838,773

		Consumer Staples (0.7%)
16,750		Bunge, Ltd. 4.875%	1,803,766
10,000		Post Holdings, Inc. 5.250%	955,000
22,300		Tyson Foods, Inc. 4.750%	1,096,937

			3,855,703

		Energy (0.8%)
5,006		Chesapeake Energy Corp. 5.750%	4,385,256

		Financials (2.2%)
65,000		Affiliated Managers Group, Inc.µ 5.150%	4,001,562

See accompanying Notes to Schedule of Investments	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	13

Schedule of Investments    April 30, 2015 (Unaudited)

NUMBER OF SHARES			VALUE
19,600		American Tower Corp. 5.250%	$2,032,128
29,000		Crown Castle International Corp. 4.500%	3,036,300
39,750		Health Care REIT, Inc.# 6.500%	2,534,063
23,333		Weyerhaeuser Company 6.375%	1,245,749

			12,849,802

		Health Care (0.8%)
4,870		Actavis, PLC 5.500%	4,873,214

		Industrials (0.7%)
10,000		Stanley Black & Decker, Inc.^ 6.250%	1,168,600
45,500		United Technologies Corp.µ 7.500%	2,676,310

			3,844,910

		Telecommunication Services (0.7%)
43,000		Intelsat, SA 5.750%	1,510,590
38,350		T-Mobile USA, Inc. 5.500%	2,391,122

			3,901,712

		Utilities (1.1%)
55,000		Dominion Resources, Inc. 6.375%	2,730,750
40,000		Exelon Corp.^ 6.500%	1,970,800
35,000		NextEra Energy, Inc.^ 5.799%	1,991,150

			6,692,700

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $43,101,093)	42,242,070

COMMON STOCKS (68.6%)
		Consumer Discretionary (11.3%)
2,600		Amazon.com, Inc.µ^#	1,096,628
38,500		Carnival Corp.µ^	1,692,845
28,000		Comcast Corp. - Class Aµ	1,617,280
27,500	CHF	Compagnie Financière Richemont, SA	2,451,156
23,600	EUR	Daimler, AG	2,269,064
4,700	JPY	Fast Retailing Co., Ltd.^	1,851,235
100,000		Ford Motor Company^	1,580,000
400,000	AUD	Harvey Norman Holdings, Ltd.µ	1,387,211
14,800		Home Depot, Inc.µ^	1,583,304
10,800	KRW	Hyundai Motor Company	1,694,964
13,500		Las Vegas Sands Corp.µ	713,880
10,800		McDonald’s Corp.µ	1,042,740

NUMBER OF SHARES			VALUE
65,000		Melco Crown Entertainment, Ltd.^	$1,327,300
50,000	ZAR	Naspers, Ltd. - Class N	7,844,291
14,600		Nike, Inc. - Class Bµ	1,443,064
83,000	JPY	Panasonic Corp.^	1,188,881
69,500	DKK	Pandora, A/S	7,183,626
9,000	EUR	Porsche Automobil Holding, SE	853,950
1,100		Priceline Group, Inc.µ#	1,361,591
1,041,100	HKD	Samsonite International, SA	3,797,067
29,000		Starbucks Corp.µ^	1,437,820
15,000		TJX Companies, Inc.µ	968,100
33,700	JPY	Toyota Motor Corp.	2,345,828
100,200	EUR	TUI, AG	1,867,819
23,300		Twenty-First Century Fox, Inc.^~	794,064
46,800		Walt Disney Companyµ^	5,088,096
9,000		Whirlpool Corp.µ	1,580,400
16,000	GBP	Whitbread, PLC	1,284,790
260,000	GBP	WPP, PLC	6,063,587

			65,410,581

		Consumer Staples (6.1%)
42,400	EUR	Anheuser-Busch InBev, NV	5,162,130
42,500	GBP	British American Tobacco, PLC	2,335,104
39,000		Coca-Cola Companyµ^	1,581,840
25,000		Costco Wholesale Corp.µ	3,576,250
124,300	GBP	Diageo, PLC	3,450,862
24,000		Mondelez International, Inc. - Class Aµ	920,880
57,350	CHF	Nestlé, SA	4,449,455
11,000	EUR	Pernod Ricard, SA	1,367,123
11,000		Philip Morris International, Inc.µ^	918,170
17,700		Procter & Gamble Companyµ	1,407,327
67,000	JPY	Seven & I Holdings Company, Ltd.	2,879,951
55,000	EUR	Unilever, NV^	2,399,133
32,000		Wal-Mart Stores, Inc.µ	2,497,600
31,000		Walgreens Boots Alliance, Inc.µ	2,570,830

			35,516,655

		Energy (5.4%)
875,000	GBP	BP, PLC	6,310,848
10,300		Cameron International Corp.µ#	564,646
19,500		Chevron Corp.µ^	2,165,670
40,000		ConocoPhillipsµ^	2,716,800
23,500		Devon Energy Corp.µ^	1,602,935
95,000	EUR	ENI, S.p.A.	1,822,657
7,350		EOG Resources, Inc.µ^	727,282
40,500		Exxon Mobil Corp.µ^	3,538,485
24,000		Noble Corp., PLC^	415,440
20,000		Phillips 66µ^	1,586,200
82,300	GBP	Royal Dutch Shell, PLC - Class Aµ	2,594,940
9,700		Schlumberger, Ltd.µ	917,717

14	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    April 30, 2015 (Unaudited)

NUMBER OF SHARES			VALUE
73,000	CAD	Suncor Energy, Inc.µ	$2,377,265
74,000	EUR	TOTAL, SA	4,007,097

			31,347,982

		Financials (11.5%)
410,000	HKD	AIA Group, Ltd.	2,726,697
20,500		Allstate Corp.µ	1,428,030
9,900		American Express Company	766,755
30,200		American International Group, Inc.µ	1,699,958
17,300		Arthur J. Gallagher & Company^	827,459
95,000	AUD	ASX, Ltd.^	3,155,571
24,500		Axis Bank, Ltd.	1,086,575
133,000	EUR	Azimut Holding, S.p.A	3,903,911
105,000		Bank of America Corp.µ	1,672,650
41,000		Bank of New York Mellon Corp.µ	1,735,940
23,200		Blackstone Group, LP	950,272
73,500		Citigroup, Inc.µ	3,919,020
576,000	JPY	Daiwa Securities Group, Inc.	4,778,390
32,760	EUR	Deutsche Annington Immobilien, SE	1,099,594
29,000	EUR	Deutsche Böerse, AG	2,403,052
15,500		Discover Financial Servicesµ	898,535
23,500		First Republic Bank^	1,369,815
19,000		Hartford Financial Services Group, Inc.µ^	774,630
89,000	EUR	ING Groep, NV#	1,365,398
397,000	EUR	Intesa Sanpaolo, S.p.A	1,333,723
77,500		JPMorgan Chase & Companyµ^	4,902,650
80,000	CHF	Julius Baer Group, Ltd.	4,187,261
99,000		Manulife Financial Corp.µ^	1,802,790
86,477		MetLife, Inc.	4,435,405
103,750		Och-Ziff Capital Management Group, LLC - Class Aµ	1,339,412
98,000	CAD	Power Financial Corp.^	3,031,380
8,500		Prudential Financial, Inc.µ^	693,600
17,400		State Street Corp.µ	1,341,888
37,500	SEK	Svenska Handelsbanken, AB - Class A	1,730,961
9,650		T. Rowe Price Group, Inc.µ^	783,387
88,000		Wells Fargo & Companyµ^	4,848,800

			66,993,509

		Health Care (8.3%)
17,000		Abbott Laboratoriesµ	789,140
17,000		AbbVie, Inc.µ	1,099,220
13,000		Amgen, Inc.µ	2,052,830
18,000		Anthem, Inc.µ^	2,716,740
1,885		Biogen, Inc.#	704,858
23,400		Celgene Corp.µ^#	2,528,604
80,000	JPY	Chugai Pharmaceutical Co., Ltd.	2,432,942
34,250		Eli Lilly and Companyµ^	2,461,548

NUMBER OF SHARES			VALUE
11,200		Gilead Sciences, Inc.µ~#	$1,125,712
47,500	GBP	Hikma Pharmaceuticals, PLC	1,485,428
26,700		Johnson & Johnsonµ^	2,648,640
42,000		Medtronic, PLCµ^	3,126,900
28,525		Merck & Company, Inc.µ^	1,698,949
60,500	CHF	Novartis, AG	6,175,368
27,000	DKK	Novo Nordisk, A/S - Class B	1,515,798
95,800		Pfizer, Inc.µ^	3,250,494
36,000	EUR	Sanofi^	3,664,458
42,400	GBP	Shire, PLC	3,445,576
10,000		Stryker Corp.^~	922,400
38,000	EUR	UCB, SA^	2,737,248
12,700		Zimmer Holdings, Inc.^~	1,394,968

			47,977,821

		Industrials (8.6%)
190,000	CHF	ABB, Ltd.µ#	4,163,364
36,500	EUR	Airbus Group, NV	2,529,528
54,000	EUR	ALSTOM#	1,696,374
610,000	GBP	BAE Systems, PLC	4,725,796
9,550		Boeing Companyµ^	1,368,897
7,900		Cummins, Inc.µ	1,092,254
24,400		Eaton Corp., PLC^	1,677,012
27,900	JPY	FANUC Corp.	6,136,959
11,000		Fortune Brands Home & Security, Inc.^	490,600
242,500		General Electric Companyµ^	6,566,900
41,000		Honeywell International, Inc.µ^	4,137,720
208,000	HKD	Hutchison Whampoa, Ltd.	3,057,957
47,000	EUR	KION Group, AG	2,085,151
75,000	JPY	Komatsu, Ltd.^	1,508,935
5,400		Northrop Grumman Corp.µ	831,816
59,277	EUR	Safran, SA	4,331,213
19,000		Union Pacific Corp.µ	2,018,370
8,000		United Parcel Service, Inc. - Class B^	804,240
8,300		United Technologies Corp.µ	944,125

			50,167,211

		Information Technology (12.5%)
55,050		Accenture, PLC - Class Aµ^	5,100,383
119,500		Apple, Inc.µ	14,955,425
170,000	GBP	ARM Holdings, PLC	2,888,535
11,000	EUR	ASML Holding, NV^	1,183,743
21,700		Baidu, Inc.#	4,346,076
60,000	JPY	Canon, Inc.µ	2,139,283
18,000		Facebook, Inc. - Class Aµ#	1,417,860
6,250		Google, Inc. - Class Aµ^#	3,429,813
6,267		Google, Inc. - Class Cµ^~#	3,367,510
85,000	CHF	Logitech International, SAµ	1,276,047
20,000		MasterCard, Inc. - Class Aµ^	1,804,200

See accompanying Notes to Schedule of Investments	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	15

Schedule of Investments    April 30, 2015 (Unaudited)

NUMBER OF SHARES			VALUE
45,000		Micron Technology, Inc.^#	$1,265,850
75,000		Microsoft Corp.µ^	3,648,000
6,428		Motorola Solutions, Inc.µ^	384,073
20,400	JPY	Nintendo Company, Ltd.µ	3,425,162
580,000	EUR	Nokia Corp.^	3,936,824
19,900		Oracle Corp.µ^	868,038
12,500		QUALCOMM, Inc.µ	850,000
16,000		Salesforce.com, Inc.^~#	1,165,120
1,660	KRW	Samsung Electronics Co., Ltd.	2,177,677
34,000	EUR	SAP SE	2,569,210
500,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	2,407,136
291,200	HKD	Tencent Holdings, Ltd.	6,010,042
15,000		Texas Instruments, Inc.^	813,150
250,000	JPY	Yahoo! Japan Corp.^	1,021,307

			72,450,464

		Materials (2.2%)
64,000	GBP	Anglo American, PLC	1,084,321
154,000	CAD	Barrick Gold Corp.	2,001,426
13,500		Cliffs Natural Resources, Inc.^	80,190
41,000		Dow Chemical Companyµ^	2,091,000
135,000	CAD	Goldcorp, Inc.µ	2,541,111
160,000	AUD	Newcrest Mining, Ltd.µ#	1,829,602
51,000	GBP	Rio Tinto, PLCµ	2,282,306
280,000	CAD	Yamana Gold, Inc.µ	1,069,871

			12,979,827

		Telecommunication Services (2.3%)
187,000		América Móvil, SAB de CV - Series Lµ^	3,906,430
50,000		AT&T, Inc.µ	1,732,000
96,000	EUR	Orange, SA	1,581,248
36,000	JPY	SoftBank Corp.	2,250,373
1,176,545	GBP	Vodafone Group, PLC	4,145,212

			13,615,263

		Utilities (0.4%)
10,500		Exelon Corp.µ	357,210
45,801	EUR	GDF Suez^	931,885
29,000	EUR	RWE, AG	720,634

			2,009,729

		TOTAL COMMON STOCKS (Cost $443,760,944)	398,469,042

NUMBER OF CONTRACTS			VALUE
PURCHASED OPTIONS (0.0%)
		Information Technology (0.0%)
280		Twitter, Inc. Call, 06/19/15, Strike $40.00 (Cost $173,074)	53,480

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENT (4.0%)
23,363,222	Fidelity Prime Money Market Fund - Institutional Class (Cost $23,363,222)	$23,363,222

TOTAL INVESTMENTS (138.5%) (Cost $837,292,251)		804,270,209

LIABILITIES, LESS OTHER ASSETS (-38.5%)		(223,453,304)

NET ASSETS (100.0%)		580,816,905

NUMBER OF SHARES		VALUE
COMMON STOCKS SOLD SHORT (-0.8%)#
	Consumer Staples (-0.1%)
(14,700)	Post Holdings, Inc.	(690,018)

	Energy (-0.1%)
(37,922)	Newpark Resources, Inc.	(389,080)

	Information Technology (-0.6%)
(103,100)	Ciena Corp.	(2,196,030)
(51,200)	Mentor Graphics Corp.	(1,225,216)
(13,255)	Photronics, Inc.	(116,246)

		(3,537,492)

	TOTAL COMMON STOCKS SOLD SHORT (Proceeds $3,869,250)	$(4,616,590)

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

µ	Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $435,838,442. $103,452,788 of the collateral has been re-registered by one of the counterparties, BNP (see Note 8—Borrowings).

^	Security, or portion of security, is on loan.

~	Security, or portion of security, is segregated as collateral for written options, swaps, or securities sold short. The aggregate value of such securities is $4,432,444.

†	Security or a portion of the security purchased on a delayed delivery or when-issued basis.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

#	Non-income producing security.

16	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Schedule of Investments    April 30, 2015 (Unaudited)

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korean Won
SEK	Swedish Krona
TWD	New Taiwan Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE

APRIL 30, 2015

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$546,081,032	68.3%
European Monetary Unit	77,413,446	9.7%
British Pound Sterling	45,822,028	5.7%
Japanese Yen	44,666,379	5.6%
Swiss Franc	22,702,651	2.8%
Hong Kong Dollar	21,020,193	2.6%
Canadian Dollar	11,021,053	1.4%
Danish Krone	8,699,424	1.1%
South African Rand	7,844,291	1.0%
Australian Dollar	6,372,384	0.8%
South Korean Won	3,872,641	0.5%
New Taiwan Dollar	2,407,136	0.3%
Swedish Krona	1,730,961	0.2%
Total Investments Net of Common Stocks Sold Short	$799,653,619	100.0%

Currency exposure may vary over time.

INTEREST RATE SWAPS

COUNTERPARTY	FIXED RATE (FUND PAYS)	FLOATING RATE (FUND RECEIVES)	TERMINATION DATE	NOTIONAL AMOUNT	UNREALIZED APPRECIATION/ (DEPRECIATION)
BNP Paribas, SA	1.140% quarterly	3 month LIBOR	03/14/17	$34,000,000	$(282,346)

					$(282,346)

See accompanying Notes to Financial Statements	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	17

Statement of Assets and Liabilities    April 30, 2015 (Unaudited)

ASSETS
Investments in securities, at value (cost $837,292,251)	$804,270,209
Restricted cash for short positions (interest bearing)	5,196,677
Foreign currency (cost $3,408)	3,519
Receivables:
Accrued interest and dividends	4,578,076
Investments sold	5,411,565
Prepaid expenses	47,626
Other assets	134,213
Total assets	819,641,885
LIABILITIES
Securities sold short, at value (proceeds $3,869,250)	4,616,590
Unrealized depreciation on interest rate swaps	282,346
Payables:
Notes payable	230,000,000
Investments purchased	2,942,460
Affiliates:
Investment advisory fees	664,240
Deferred compensation to trustees	134,213
Financial accounting fees	7,664
Trustees’ fees and officer compensation	6,604
Other accounts payable and accrued liabilities	170,863
Total liabilities	238,824,980
NET ASSETS	$580,816,905
COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 59,006,992 shares issued and outstanding	$698,644,005
Undistributed net investment income (loss)	(18,323,563)
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options, short positions and interest rate swaps	(65,471,242)
Unrealized appreciation (depreciation) of investments, foreign currency translations, short positions and interest rate swaps	(34,032,295)
NET ASSETS	$580,816,905
Net asset value per common shares based upon 59,006,992 shares issued and outstanding	$9.84

18	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Operations    Six Months Ended April 30, 2015 (Unaudited)

INVESTMENT INCOME
Interest	$7,412,522
Dividends	5,794,339
Securities lending income	31,208
Dividend taxes withheld	(247,160)
Total investment income	12,990,909

EXPENSES
Investment advisory fees	3,968,007
Interest expense and related fees	950,845
Printing and mailing fees	55,640
Financial accounting fees	45,724
Custodian fees	38,658
Legal fees	36,533
Accounting fees	32,440
Audit fees	22,886
Trustees’ fees and officer compensation	22,155
Transfer agent fees	11,974
Registration fees	6,014
Dividend or interest expense on short positions	5,191
Other	41,664
Total expenses	5,237,731
NET INVESTMENT INCOME (LOSS)	7,753,178

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	10,709,171
Purchased options	348,703
Foreign currency transactions	(20,269)
Written options	63,823
Short positions	(177,601)
Interest rate swaps	(155,156)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	6,090,805
Purchased options	(518,238)
Foreign currency translations	16,670
Short positions	(132,704)
Interest rate swaps	(2,873)
NET GAIN (LOSS)	16,222,331
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$23,975,509

See accompanying Notes to Financial Statements	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	19

Statements of Changes in Net Assets

	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2015	YEAR ENDED OCTOBER 31, 2014
OPERATIONS
Net investment income (loss)	$7,753,178	$23,485,085
Net realized gain (loss)	10,768,671	18,871,016
Change in unrealized appreciation/(depreciation)	5,453,660	(6,445,970)
Net increase (decrease) in net assets applicable to shareholders resulting from operations	23,975,509	35,910,131

DISTRIBUTIONS FROM
Net investment income	(24,782,937)	(41,580,115)
Return of capital	—	(5,625,479)
Net decrease in net assets from distributions	(24,782,937)	(47,205,594)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(807,428)	(11,295,463)

NET ASSETS
Beginning of period	$581,624,333	$592,919,796
End of period	580,816,905	581,624,333
Undistributed net investment income (loss)	$(18,323,563)	$(1,293,804)

20	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Cash Flows    Six Months Ended April 30, 2015 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$23,975,509
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities, including purchased options	(142,904,817)
Net purchases of short term investments	(10,665,250)
Purchase of securities to cover securities sold short	(3,964,588)
Proceeds paid on closing written options	(10,058)
Proceeds from disposition of investment securities, including purchased options	171,632,245
Proceeds from securities sold short	2,954,721
Premiums received from written options	73,881
Amortization and accretion of fixed-income securities	(280,548)
Net realized gains/losses from investments, excluding purchased options	(10,709,171)
Net realized gains/losses from purchased options	(348,703)
Net realized gains/losses from short positions	177,601
Net realized gains/losses from written options	(63,823)
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(6,090,805)
Change in unrealized appreciation or depreciation on purchased options	518,238
Change in unrealized appreciation or depreciation on short positions	132,704
Change in unrealized appreciation or depreciation on interest rate swaps	2,873
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	269,049
Restricted cash for short positions (interest bearing)	104,344
Prepaid expenses	(38,498)
Other assets	(10,470)
Increase/(decrease) in liabilities:
Payables to affiliates	(671)
Other accounts payable and accrued liabilities	439
Net cash provided by/(used in) operating activities	$24,754,202

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to shareholders	(24,782,937)
Net cash provided by/(used in) financing activities	$(24,782,937)
Net increase/(decrease) in cash and foreign currency*	$(28,735)
Cash and foreign currency at beginning of period	$32,254
Cash and foreign currency at end of period	$3,519
Supplemental disclosure
Cash paid for interest and related fees	$955,958

*	Includes net change in unrealized appreciation or depreciation on foreign currency of $123.

See accompanying Notes to Financial Statements	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	21

Notes to Financial Statements    (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization.  Calamos Global Dynamic Income Fund (the “Fund”) was organized as a Delaware statutory trust on April 10, 2007 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on June 27, 2007.

The Fund’s investment strategy is to generate a high level of current income with a secondary objective of capital appreciation. The Fund, under normal circumstances, will invest at least 40% of its managed assets in securities of foreign issuers in developed and emerging markets, including debt and equity securities of corporate issuers and debt securities of government issuers. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Fund Valuation.  The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

22	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions.  Investment transactions are recorded on a trade date basis as of April 30, 2015. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation.  Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds.  Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos ETF Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Use of Estimates.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Income Taxes.  No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2011 – 2014 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications.  Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	23

Notes to Financial Statements    (Unaudited)

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets.

Pursuant to a financial accounting services agreement, during the period the Fund paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Advisors Trust, Calamos Investment Trust, Calamos ETF Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

A trustee and certain officers of the Fund are also officers and directors of Calamos Advisors. Such trustee and officers serve without direct compensation from the Fund.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $134,213 is included in “Other assets” on the Statement of Assets and Liabilities at April 30, 2015. The Fund obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at April 30, 2015.

Note 3 – Investments

The cost of purchases and proceeds from sale of long-term investments for the period ended April 30, 2015 were as follows:

Cost of purchases	$146,629,705
Proceeds from sales	178,454,642

The following information is presented on a federal income tax basis as of April 30, 2015. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at April 30, 2015 was as follows:

Cost basis of investments	$843,264,338

Gross unrealized appreciation	85,250,378
Gross unrealized depreciation	(124,244,507)

Net unrealized appreciation (depreciation)	$(38,994,129)

Note 4 – Income Taxes

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to

24	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

The tax character of distributions for the period ended April 30, 2015 will be determined at the end of the Fund’s current fiscal year.

Distributions for the year ended October 31, 2014 were characterized for federal income tax purposes as follows:

YEAR ENDED OCTOBER 31, 2014
Distributions paid from:
Ordinary income	$41,580,115
Return of capital	5,625,479

As of October 31, 2014, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	—

Total undistributed earnings	—
Accumulated capital and other losses	(71,650,427)
Net unrealized gains/(losses)	(45,069,347)

Total accumulated earnings/(losses)	(116,719,774)
Other	(299,898)
Paid-in capital	698,644,005

Net assets applicable to common shareholders	$581,624,333

The Regulated Investment Company Modernization Act of 2010 (the “Act”) modernized various tax rules for regulated investment companies, and was effective for taxable years beginning after the enactment date of December 22, 2010. One significant change is to the treatment of capital loss carryforwards. Now, any capital losses recognized will retain their character as either short-term or long-term capital losses, will be utilized before the pre-Act capital loss carryforwards, and will be carried forward indefinitely, until applied in offsetting future capital gains.

As of October 31, 2014, the Fund had pre-Act capital loss carryforwards which, if not used, will expire as follows:

2017	$(70,982,505)
2018	(667,922)

Note 5 – Common Shares

There are unlimited common shares of beneficial interest authorized and 59,006,992 shares outstanding at April 30, 2015. Calamos Advisors owned 14,790 of the outstanding shares at April 30, 2015. Transactions in common shares were as follows:

	PERIOD ENDED APRIL 30, 2015	YEAR ENDED OCTOBER 31, 2014
Beginning shares	59,006,992	59,006,992
Shares issued through reinvestment of distributions	—	—

Ending shares	59,006,992	59,006,992

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold.

CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	25

Notes to Financial Statements    (Unaudited)

Note 6 – Short Sales

Securities sold short represent obligations to deliver the securities at a future date. The Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statement of Operations. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be realized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

Note 7 – Derivative Instruments

Foreign Currency Risk.  The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. The Fund’s net counterparty exposure is reflected in the counterparty table below. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at April 30, 2015.

Equity Risk.  The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the

26	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of April 30, 2015, the Fund had outstanding purchased options as listed on the Schedule of Investments.

For the period ended April 30, 2015, the Fund had the following transactions in options written:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2014	—	$—
Option written	280	73,881
Options closed	(280)	(73,881)
Options exercised	—	—
Options expired	—	—

Options outstanding at April 30, 2015	—	$—

Interest Rate Risk.  The Fund engages in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 8 – Borrowings). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of April 30, 2015, the Fund had outstanding interest rate swap agreements as listed on the Schedule of Investments.

As of April 30, 2015, the Portfolio had outstanding derivative contracts which are reflected on the Statement of Asset and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Interest Rate Swaps[1]	$—	$282,346
Options purchased[2]	53,480	—

	$53,480	$282,346

CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	27

Notes to Financial Statements    (Unaudited)

The following table presents the outstanding derivative contracts, organized by counterparty, that are subject to enforceable master netting agreements as of April 30, 2015:

	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
BNP Paribas, SA	ISDA	$—	$282,346	$282,346	$—	$—

		$—	$282,346	$282,346	$—	$—

(1)	Generally, the Statement of Assets and Liabilities location for “Interest Rate Swaps” is “Unrealized appreciation (depreciation) on interest rate swaps.”

(2)	Generally, the Statement of Assets and Liabilities location for “Options purchased” is “Investments in securities, at value.”

For the period ended April 30, 2015, the volume of derivative activity for the Fund is reflected below:*

DERIVATIVE TYPE
Options purchased	1,280
Options written	280

*	Activity during the period is measured by opened number of contracts for options purchased or written.

Note 8 – Borrowings

The Fund, with the approval of its board of trustees, including its independent trustees, has entered into a financing package that includes a Committed Facility Agreement (the “BNP Agreement”) with BNP Paribas Prime Brokerage International Ltd. (“BNP”) that allows the Fund to borrow up to $132.5 million and a lending agreement, “Lending Agreement” as defined below. In addition, the financing package also includes a Credit Agreement (the “SSB Agreement”, together with the BNP Agreement, “Agreements”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $132.5 million, and a related securities lending authorization agreement (“Authorized Agreement”). Borrowings under the BNP Agreement and the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). BNP and SSB share an equal claim on the pledged collateral, subject to any adjustment that may be agreed upon between the lenders. Interest on the BNP Agreement is charged at the three month LIBOR (London Inter-bank Offered Rate) plus .65% on the amount borrowed and .55% on the undrawn balance. Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus .80% and .10% on the undrawn balance (if the undrawn amount is more than 75% of the borrowing limit, the commitment fee is .20%). For the period ended April 30, 2015, the average borrowings under the Agreements were $230.0 million. For the period ended April 30, 2015, the average interest rate was 0.78%. As of April 30, 2015, the amount of total outstanding borrowings was $230.0 million ($115.0 million under the BNP Agreement and $115.0 million under the SSB Agreement), which approximates fair value. The interest rate applicable to the borrowings on April 30, 2015 was 0.82%.

The Lending Agreement with BNP is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the BNP Agreement. The Lending Agreement is intended to permit the Fund to significantly reduce the cost of its borrowings under the BNP Agreement. BNP may re-register the Lent Securities in its own name or in another name other than the Fund, and may pledge, re-pledge, sell, lend or otherwise transfer or use the Lent Securities with all attendant rights of ownership. (It is the Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement with BNP, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the

28	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings.

Under the terms of the Authorized Agreement with SSB, all securities lent through SSB must be secured continuously by collateral received in cash, cash equivalents, or U.S. Treasury bills and maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the SSB Agreement. Any amounts credited against the SSB Agreement would count against the Fund’s leverage limitations under the 1940 Act, unless otherwise covered in accordance with SEC Release IC-10666. Under the terms of the Authorized Agreement with SSB, SSB will return the value of the collateral to the borrower upon the return of the lent securities, which will eliminate the credit against the SSB Agreement and will cause the amount drawn under the SSB Agreement to increase in an amount equal to the returned collateral. Under the terms of the Authorized Agreement with SSB, the Fund will make a variable “net income” payment related to any collateral credited against the SSB Agreement which will be paid to the securities borrower, less any payments due to the Fund or SSB under the terms of the Authorized Agreement. The Fund has the right to call a loan and obtain the securities loaned at any time. As of April 30, 2015, the Fund used approximately $56.5 million of its cash collateral to offset the SSB Agreement, representing 7.0% of managed assets, and was required to pay a “net income” payment equal to an annualized interest rate of 0.46%, which can fluctuate depending on interest rates. As of April 30, 2015, approximately $33.5 million of securities were on loan ($15.2 million of fixed income securities and $18.3 million of equity securities) which are reflected in the Investment in securities, at value on the Statement of Assets and Liabilities.

On May 22, 2015, the Fund’s board of trustees amended the Fund’s non-fundamental policy with respect to borrowings to be measured based on managed assets rather than total assets. The policy, as amended, is as follows:

As a non-fundamental policy, the Fund may not issue debt securities, borrow money or issue preferred shares in an aggregate amount exceeding 38% of the Fund’s managed assets measured at the time of issuance of the new securities.

For purposed of this non-fundamental policy, “managed assets” shall mean the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of liabilities (other than debt representing financial leverage). The policy is measured at each incurrence of the debt, and is not a maintenance test.

Note 9 – Fair Value Measurement

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•

Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•

Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally

CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	29

Notes to Financial Statements    (Unaudited)

categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$161,818,364	$—	$161,818,364
Convertible Bonds	—	178,023,814	—	178,023,814
U.S. Government and Agency Security	—	300,217	—	300,217
Convertible Preferred Stocks	29,257,713	12,984,357	—	42,242,070
Common Stocks U.S.	186,348,020	—	—	186,348,020
Common Stocks Foreign	16,787,479	195,333,543		212,121,022
Purchased Options	53,480	—	—	53,480
Short Term Investment	23,363,222	—	—	23,363,222

Total	$255,809,914	$548,460,295	$—	$804,270,209

Liabilities:
Common Stocks Sold Short	$4,616,590	$—	$—	$4,616,590
Interest Rate Swap	—	282,346	—	282,346

Total	$4,616,590	$282,346	$—	$4,898,936

	TRANSFERS IN TO LEVEL 1	TRANSFERS OUT OF LEVEL 1*	TRANSFERS IN TO LEVEL 2*	TRANSFERS OUT OF LEVEL 2
Investments at Value:
Common Stocks Foreign	$3,936,824	$—	$—	$3,936,824

Total	$3,936,824	$—	$—	$3,936,824

*	Transfer from Level 2 to Level 1 was due to the absence of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far Eastern exchanges.

30	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	(Unaudited) Six Months Ended April 30,		Years Ended October 31,
	2015		2014	2013	2012	2011	2010
Net asset value, beginning of period	$9.86		$10.05	$9.32	$9.06	$9.22	$8.48
Income from investment operations:
Net investment income (loss)*	0.13		0.40	0.34	0.35	0.30	0.31
Net realized and unrealized gain (loss)	0.27		0.21	1.13	0.62	0.14	1.03
Total from investment operations	0.40		0.61	1.47	0.97	0.44	1.34
Less distributions to common shareholders from:
Net investment income	(0.42)		(0.70)	(0.61)	(0.50)	(0.39)	(0.27)
Return of capital	—		(0.10)	(0.13)	(0.21)	(0.21)	(0.33)
Total distributions	(0.42)		(0.80)	(0.74)	(0.71)	(0.60)	(0.60)
Net asset value, end of period	$9.84		$9.86	$10.05	$9.32	$9.06	$9.22
Market value, end of period	$9.02		$9.01	$8.86	$8.51	$7.72	$8.24
Total investment return based on:(a)
Net asset value	4.68%		7.02%	17.51%	12.07%	5.64%	17.50%
Market value	5.01%		10.93%	13.46%	20.09%	0.72%	21.32%
Net assets, end of period (000)	$580,817		$581,624	$592,920	$550,177	$534,735	$543,850
Ratios to average net assets applicable to common shareholders:
Net expenses	1.85%	(b)	1.79%	1.81%	1.98%	1.93%	2.20%
Gross expenses prior to expense reductions and earnings credits	1.85%	(b)	1.79%	1.81%	1.98%	1.93%	2.20%
Net expenses, excluding interest expenses and dividend expense on short positions	1.51%	(b)	1.48%	1.48%	1.50%	1.45%	1.52%
Net investment income (loss)	2.74%	(b)	3.92%	3.54%	3.82%	3.11%	3.55%
Portfolio turnover rate	19%		32%	41%	42%	43%	37%
Average commission rate paid	$0.0264		$0.0269	$0.0196	$0.0122	$0.0136	$0.0121
Asset coverage per $1,000 of loan outstanding(c)	$3,525		$3,529	$3,578	$3,737	$3,660	$3,847

*	Net investment income allocated based on average shares method.

(a)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(b)	Annualized.

(c)	Calculated by subtracting the Fund’s total liabilities (not including Notes payable) from the Fund’s total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.

CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Calamos Global Dynamic Income Fund

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, for Calamos Global Dynamic Income Fund (the “Fund”) as of April 30, 2015, and the related statements of operations, changes in net assets, and cash flows and the financial highlights for the six month period then ended. These interim financial statements and financial highlights are the responsibility of the Fund’s management.

We conducted our review in accordance with standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to such interim financial statements and financial highlights for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of changes in net assets of the Fund for the year ended October 31, 2014 and the financial highlights for each of the five years in the period then ended; and in our report dated December 17, 2014, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Chicago, Illinois

June 17, 2015

32	CALAMOS GLOBAL DYNAMIC INCOME FUND ANNUAL REPORT

About Closed-End Funds

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing

•

Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•	More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•	Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•	Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•	Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•	No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount, which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	33

Level Rate Distribution Policy

Using a Level Rate Distribution Policy to Promote Dependable Income and Total Return

The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes. For purposes of maintaining the level rate distribution policy, the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Fund.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•	Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•	Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•	Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to the Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. Box 358016, Pittsburgh, PA 15252. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the

34	CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT

Automatic Dividend Reinvestment Plan

open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice as required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety by the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

CALAMOS GLOBAL DYNAMIC INCOME FUND SEMIANNUAL REPORT	35

MANAGING YOUR CALAMOS FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

STAY CONNECTED www.calamos.com

Visit our Web site for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30, 2014, are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q . The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC

2020 Calamos Court

Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company

Boston, MA

TRANSFER AGENT:

Computershare

P.O. Box 30170

College Station, TX 77842-3170

866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP

Chicago, IL

LEGAL COUNSEL:

Ropes & Gray LLP

Chicago, IL

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2015 Calamos Investments LLC. All Rights Reserved.

Calamos® and Calamos Investments® are registered

trademarks of Calamos Investments LLC.

CHWSAN 3083 2015

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) Not applicable.

(b) Effective May 15, 2015, Steve Klouda was no longer a member of the investment team managing the Fund.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics – Not applicable.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Global Dynamic Income Fund

By: /s/ John P. Calamos, Sr.
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: June 19, 2015

By: /s/ Nimish S. Bhatt
Name: Nimish S. Bhatt
Title: Principal Financial Officer
Date: June 19, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John P. Calamos, Sr.
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: June 19, 2015

By: /s/ Nimish S. Bhatt
Name: Nimish S. Bhatt
Title: Principal Financial Officer
Date: June 19, 2015